Exhibit 99.2
EMDEON CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data, unaudited)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2006	2005	2006	2005
Revenue :
Services	$205,743	$241,658	$998,252	$932,273
Products	24,308	22,106	100,356	94,202

Total revenue	230,051	263,764	1,098,608	1,026,475

Cost of operations :
Services	108,157	140,675	581,108	555,208
Products	9,676	9,884	42,650	40,446

Total cost of operations	117,833	150,559	623,758	595,654

Development and engineering	6,485	9,058	33,649	35,653
Sales, marketing, general and administrative	71,412	65,595	288,015	254,887
Depreciation and amortization	10,012	16,079	61,976	60,905
Legal expense	738	3,488	2,578	17,835
Gain on sale of EBS	352,297	—	352,297	—
Loss on investments	—	2,723	—	6,365
Interest income	16,889	8,147	32,339	21,527
Interest expense	4,697	4,652	18,779	16,322
Transition services income	2,184	—	2,524	—
Other expenses	—	—	4,198	3,765

Income from continuing operations before income tax provision (benefit)	390,244	19,757	452,815	56,616
Income tax provision (benefit)	44,111	(4,568)	56,193	(1,001)
Minority interest in WebMD Health Corp.	1,359	870	706	908
Equity in earnings of EBS Master LLC	763	—	763	—

Income from continuing operations	345,537	23,455	396,679	56,709
Income from discontinued operations, net of tax	889	9,397	371,060	16,265

Net income	$346,426	$32,852	$767,739	$72,974

Basic income per common share:
Income from continuing operations	$1.35	$0.07	$1.42	$0.17
Income from discontinued operations	0.00	0.02	1.33	0.04

Net income	$1.35	$0.09	$2.75	$0.21

Diluted income per common share: (a)
Income from continuing operations	$1.14	$0.07	$1.25	$0.16
Income from discontinued operations	0.00	0.02	1.12	0.05

Net income	$1.14	$0.09	$2.37	$0.21

Weighted-average shares outstanding used in computing income per common share:
Basic	256,688	348,261	279,234	341,747

Diluted	308,295	355,782	331,642	352,852

(a)	Diluted income per common share for the three months and the year ended December 31, 2006 reflects the dilutive impact of the convertible notes.

EMDEON CORPORATION
CONSOLIDATED SEGMENT INFORMATION
(In thousands, except per share data, unaudited)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2006	2005	2006	2005
Revenue
Emdeon Business Services	$103,116	$172,364	$661,090	$689,305
WebMD	80,573	49,104	253,881	168,238
ViPS	25,349	24,003	98,874	90,313
Porex	21,158	18,461	85,702	79,124
Inter-segment eliminations	(145)	(168)	(939)	(505)

	$230,051	$263,764	$1,098,608	$1,026,475

Earnings before interest, taxes, non-cash and other items (“Adjusted EBITDA”)
Emdeon Business Services	$25,392	$35,214	$152,911	$138,529
WebMD	22,320	12,446	53,079	27,546
ViPS	5,012	4,921	20,529	16,913
Porex	6,242	4,678	24,974	22,524
Corporate	(9,781)	(13,587)	(43,414)	(49,481)

	$49,185	$43,672	$208,079	$156,031

Adjusted EBITDA per diluted common share (a)	$0.16	$0.12	$0.63	$0.44

Interest, taxes, non-cash and other items (b)
Depreciation and amortization	$(10,012)	$(16,079)	$(61,976)	$(60,905)
Non-cash stock-based compensation	(9,720)	(1,249)	(44,955)	(4,880)
Non-cash advertising	(2,960)	(3,871)	(7,414)	(10,870)
Legal expense	(738)	(3,488)	(2,578)	(17,835)
Interest income	16,889	8,147	32,339	21,527
Interest expense	(4,697)	(4,652)	(18,779)	(16,322)
Income tax (provision) benefit	(44,111)	4,568	(56,193)	1,001
Minority interest in WebMD Health Corp.	(1,359)	(870)	(706)	(908)
Equity in earnings of EBS Master LLC	763	—	763	—
Gain on sale of EBS	352,297	—	352,297	—
Loss on investments	—	(2,723)	—	(6,365)
Other expenses	—	—	(4,198)	(3,765)

Income from continuing operations	345,537	23,455	396,679	56,709
Income from discontinued operations, net of tax	889	9,397	371,060	16,265

Net income	$346,426	$32,852	$767,739	$72,974

Basic income per common share:
Income from continuing operations	$1.35	$0.07	$1.42	$0.17
Income from discontinued operations	0.00	0.02	1.33	0.04

Net income	$1.35	$0.09	$2.75	$0.21

Diluted income per common share: (c)
Income from continuing operations	$1.14	$0.07	$1.25	$0.16
Income from discontinued operations	0.00	0.02	1.12	0.05

Net income	$1.14	$0.09	$2.37	$0.21

Weighted-average shares outstanding used in computing income per common share:
Basic	256,688	348,261	279,234	341,747

Diluted	308,295	355,782	331,642	352,852

(a)	Adjusted EBITDA per diluted common share is based on the weighted-average shares outstanding used in computing diluted income per common share.

(b)	Reconciliation of Adjusted EBITDA to net income (see Annex A — Explanation of Non-GAAP Financial Measures).

(c)	Diluted income per common share for the three months and the year ended December 31, 2006 reflects the dilutive impact of the convertible notes.

EMDEON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, unaudited)

	December 31,
	2006	2005
Assets
Cash and cash equivalents	$614,691	$155,616
Short-term investments	34,140	267,387
Accounts receivable, net	121,608	195,317
Inventory	9,922	10,791
Prepaid expenses and other current assets	31,871	30,936
Due from EBS Master LLC	30,716	—
Assets of discontinued operations	—	254,247

Total current assets	842,948	914,294

Marketable equity securities	2,633	4,430
Property and equipment, net	72,040	95,686
Goodwill	337,669	895,975
Intangible assets, net	129,473	235,271
Investment in EBS Master LLC	1,521	—
Other assets	65,659	50,027

Total Assets	$1,451,943	$2,195,683

Liabilities and Stockholders’ Equity
Accounts payable	$3,996	$7,739
Accrued expenses	113,175	170,102
Deferred revenue	87,438	68,390
Liabilities of discontinued operations	—	68,436

Total current liabilities	204,609	314,667

Convertible notes	650,000	650,000
Other long-term liabilities	14,420	14,518

Minority interest in WebMD Health Corp.	102,294	43,229

Convertible redeemable exchangeable preferred stock	98,768	98,533

Stockholders’ equity	381,852	1,074,736

Total Liabilities and Stockholders’ Equity	$1,451,943	$2,195,683

EMDEON CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, unaudited)

	Years Ended
	December 31,
	2006	2005
Cash flows from operating activities:
Net income	$767,739	$72,974
Adjustments to reconcile net income to net cash provided by operating activities:
Income from discontinued operations, net of tax	(371,060)	(16,265)
Depreciation and amortization	61,976	60,905
Minority interest in WebMD Health Corp.	706	908
Equity in earnings of EBS Master LLC	(763)	—
Amortization of debt issuance costs	2,906	2,541
Non-cash advertising	7,414	10,870
Non-cash stock-based compensation	44,955	4,880
Bad debt expense	1,627	2,527
Loss on investments	—	6,365
Gain on sale of EBS	(352,297)	—
Loss on redemption of convertible debt	—	1,902
Reversal of income tax valuation allowance applied to goodwill	30,770	174
Changes in operating assets and liabilities:
Accounts receivable	(45,434)	(30,021)
Inventory	190	(755)
Prepaid expenses and other, net	(12,131)	2,629
Accounts payable	162	(6,212)
Accrued expenses and other long-term liabilities	20,621	7,480
Deferred revenue	15,654	7,954

Net cash provided by continuing operations	173,035	128,856
Net cash provided by discontinued operations	25,985	32,430

Net cash provided by operating activities	199,020	161,286

Cash flows from investing activities:
Proceeds from maturities and sales of available-for-sale securities	928,284	1,063,606
Purchases of available-for-sale securities	(686,815)	(758,687)
Purchases of property and equipment	(54,885)	(51,276)
Proceeds received from sale of property and equipment	—	400
Cash paid in business combinations, net of cash acquired	(152,772)	(93,712)
Proceeds received from sale of EBS	1,199,872	—
Advance to EBS Master LLC	(20,016)	—
Proceeds received from sale of discontinued operations	522,604	—
Other changes in equity of discontinued operations	28,279	23,176

Net cash provided by continuing operations	1,764,551	183,507
Net cash used in discontinued operations	(26,010)	(34,575)

Net cash provided by investing activities	1,738,541	148,932

Cash flows from financing activities:
Proceeds from issuance of Emdeon and WebMD Health common stock	156,078	48,571
Purchases of treasury stock under repurchase program	(83,167)	(21,246)
Purchases of treasury stock in Tender Offer	(1,552,120)	(549,268)
Payments of notes payable and other	(437)	(631)
Net proceeds from issuance of convertible debt	—	289,875
Issuance of WebMD Health Corp. Class A common stock	—	123,344
Redemption of convertible debt	—	(86,694)

Net cash used in continuing operations	(1,479,646)	(196,049)
Net cash used in discontinued operations	—	—

Net cash used in financing activities	(1,479,646)	(196,049)

Effect of exchange rates on cash	1,135	(678)

Net increase in cash and cash equivalents	459,050	113,491
Change in cash attributable to discontinued operations	25	2,145
Cash and cash equivalents at beginning of period	155,616	39,980

Cash and cash equivalents at end of period	$614,691	$155,616